                     Oppenheimer Trinity Large Cap Growth Fund
                     Supplement dated November 27, 2001 to the
                         Prospectus dated November 27, 2001

The Prospectus is changed by adding the following section in "About Your Account -
How to Buy Shares" before the sub-section entitled "How Can You Buy Class A
Shares?" on page 15:

      Effective September 1, 2001 through November 30, 2001, the Distributor will pay an additional sales concession of 0.50% on purchases of Class
      A shares and Class B shares and 0.25% on purchases of Class C shares by customers of A.G. Edwards & Sons, Inc., provided such purchases are accompanied by an Asset Builder Plan of at least $100.00 per month.
      The additional payout will not be paid on any Asset Builder Plan purchases.

November 27, 2001                                     PS0775.014